                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 19, 2005


                              MORGAN BEAUMONT, INC.
                              ---------------------
               (Exact name of Registrant as specified in charter)


                                    000-33389
                                    ---------
                            (Commission File Number)

                NEVADA                                      65-1071956
                ------                                      ----------
   (State or other jurisdiction of                 (IRS Employer Identification
            incorporation)                                      No.)

                 6015 31ST STREET EAST, BRADENTON, FLORIDA 34203
                 -----------------------------------------------
                    (Address of principal executive offices)


        Registrant's Telephone Number, Including Area Code: 941-753-2875


ITEM 8 OTHER EVENTS.


(a) Agreement with Virtual Card Services
    ------------------------------------

Morgan Beaumont, Inc. (the "Company") entered into that certain, exclusive Stored Value Card Distribution Agreement with Virtual Card Services, LLC ("VCS") dated May 19, 2005 pursuant to which VCS will market the Company's debit cards to automotive dealers nationwide who are focused on serving the sub-prime market, as well as to its own customer of sub prime consumers.

VCS acts as the intermediary between a vendor and financial institutions via its 'Virtual Vendor' system.

(b) Press Releases
    --------------

On May 26, 2005, the Company issued a press release announcing this distribution agreement with Virtual Card Services. A specimen of this press release is attached hereto as Exhibit 8.2.1.

ITEM 9 EXHIBITS.

Exhibits include herein are set forth in the Exhibit Index.

SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MORGAN BEAUMONT, INC.


/s/ Clifford Wildes
_________________________________
By: Clifford Wildes


CEO, Treasurer and Director



Dated: June 2, 2005






ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K.




      EXHIBIT NUMBER                 DESCRIPTION OF EXHIBIT

         8.1.1. Stored Value Card Distribution Agreement with Virtual Card Services, LLC

         8.2.1.   Press release issued on May 26, 2005